SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant |X|

Filed by a party other than the Registrant |_|

Check the appropriate box:
 |_| Preliminary Proxy Statement        |_| Confidential, for Use of the
                                            Commission Only (as permitted
                                            by Rule 14a-6(e) (2))
 |X|  Definitive Proxy Statement
 |_|  Definitive Additional Materials
 |_|  Soliciting Material Pursuant to Rule 14a-11(C) or Rule 14a-12

                              Ocean Bio-Chem, Inc.
                (Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant) Payment of filing fee (Check the appropriate box):
   |X| No fee required.
   |_| Fee computed on table below per Exchange Act Rules 14a-6(I) (1) and 0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

    |_| Fee paid previously with preliminary materials:

--------------------------------------------------------------------------------


    |_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount previously paid:

--------------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement no.:

--------------------------------------------------------------------------------

     (3)  Filing Party:

--------------------------------------------------------------------------------

     (4)  Date Filed:

                              OCEAN BIO-CHEM, INC.
                              4041 S. W. 47 Avenue
                         Fort Lauderdale, Florida 33314

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JUNE 11, 1999

TO THE SHAREHOLDERS OF OCEAN BIO-CHEM, INC.

     NOTICE IS HEREBY GIVEN that the 1999 Annual Meeting of Shareholders of Ocean Bio-Chem, Inc., a Florida corporation, will be held at the offices of Ocean Bio- Chem, Inc., 4041 S. W. 47 Avenue, Fort Lauderdale, Florida 33314, on June 11, 1999 at 9:00 a.m. and any and all adjournments thereof, for the following purposes:

     1. To elect five directors of the Company to serve until the next Annual Meeting of Shareholders and until their respective successors have been duly elected and qualified;

     2. To consider and act upon a proposal to ratify the appointment of Infante, Lago & Company, as the independent certified public accountants of the Company.

     3. To transact such other business as properly may come before the meeting or any adjournments thereof.

     All Shareholders, whether or not they expect to attend the Annual Meeting of Shareholders in person, are urged to sign and date the enclosed Proxy and return it promptly. The giving of the proxy will not affect your right to vote in person if you attend the Meeting. Your proxy may be revoked at any time before it is voted at the Meeting by following the instruction set forth on page 1 of the attached Proxy Statement.

     Only Shareholders of record of the Common Stock of the Company at the Close of Business on April 28, 1999 are entitled to notice of and to vote at the Meeting or at any and all adjournments thereof. The accompanying Proxy is being solicited by the Board of Directors of the Company.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Peter G. Dornau

PETER G. DORNAU
President
Fort Lauderdale, Florida

                              OCEAN BIO-CHEM, INC.
                              4041 S. W. 47 Avenue
                         Fort Lauderdale, Florida 33314

                                                                  April 30, 1999



                                 PROXY STATEMENT


                               General Information


     The accompanying proxy is solicited by the Board of Directors of the Company to be used at the Annual Meeting of Shareholders of the Company to be held at the offices of the Company on June 11, 1999 at 9:00 a.m., and at any adjournments thereof. The proxy will be voted in accordance with the instructions thereon if it is returned duly executed and is not revoked.

     The proxy hereby solicited is revocable at any time prior to its exercise by sending in a subsequent proxy (with the same or other instructions), by appearing at the Annual Meeting of Shareholders and voting in person, or by notifying the Company in writing that it is revoked.

     This proxy statement and the accompanying proxy were first mailed to shareholders on or about May 11, 1999. The record date for determination of shareholders entitled to notice of and to vote at the Annual Meeting has been fixed as April 28, 1999. Only holders of shares of record at the close of business on that date of the Company's Common Stock, par value $.01 per share (hereinafter the "Shares"), will be entitled to notice of and to vote at said meeting. As of that record date, the number of outstanding Shares entitled to vote was 3,766,517 share of Common Stock is entitled to vote one vote. The Company is bearing the cost of soliciting proxies. The proxies are being solicited by the Board of Directors of the Company.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth information at December 31, 1998 with respect to the beneficial ownership of the Registrant's Common Stock by holders of more than 5% of such stock and by all directors and officers of the Registrant as a group:

Title                Name and Address of                     Amount and Nature                  Percent
  of                      Beneficial                           of Beneficial                       of
Class                       Owner                                Ownership                       Class
-----                -------------------                     -----------------                  -------
Common            Peter G. Dornau                               2,247,509*                       56.7%
                  President, Director
                  4041 S. W. 47 Avenue
                  Ft. Lauderdale, FL 33314

Common            All Directors and                             2,359,066                        59.5%
                  officers as a group,
                  3 individuals

Common            First Wilshire                                  267,772                        7.2%
                  Securities Management, Inc.
                  727 West Seventh Street
                  Los Angeles, CA


*    Includes options and warrants to purchase 180,000 shares as follows:

     Mr. Dornau can exercise 15,000 shares within 60 days after Registrant's year end through options granted in conjunction with the Company's 1991, 1992 or 1994 Stock Option Plans.

     On April 13, 1994 the Company granted Mr. Dornau a five year option for 150,000 shares at a price of $2.25 representing 100% of the price of the Common Stock at the time of grant in consideration of his personally guaranteeing the Company's loan from a commercial bank.

                                     ITEM 1

                              ELECTION OF DIRECTORS

     At the Annual Meeting, five Directors are to be elected to serve until the next Annual Meeting and until their successors are elected and qualified. Unless otherwise specified in the proxy, the shares represented by the proxy hereby solicited will be voted by the persons designated as proxies for the persons named in the following table, all of whom are now Directors of the Company:

                                           Executive
                           Director        Officer                        Sole
Name                       Since           Since               Age        Occupation
----                       -----           -----               ---        ----------
Peter G. Dornau             1973            1973               59         President and Chairman of the
                                                                          Board of Ocean Bio-Chem, Inc.
                                                                          since 1973.

Jeffrey Tieger              1977            1977               55         Vice President-Director Ocean
                                                                          Bio-Chem, Inc. since 1977;
                                                                          Secretary since 1982.

Edward Anchel               March, 1998      -                 52         Vice President - Finance.  Mr.
                                                                          Anchel  joined the Company in
                                                                          his current capacity on March 1,
                                                                          1999.

Laz L. Schneider            March, 1998      -                 60         Attorney with the law firm of
                                                                          Berger, Davis & Singerman
                                                                          since 1991.

James Kolisch               March, 1998      -                 48         President of Kolisch Insurance
                                                                          since 1978.


     The terms of office of all directors expire in June, 1999.

     The Company's Board of Directors held a total of one (1) meeting during the fiscal year ended December 31, 1998, at which all the Directors were present. The Company has no standing nominating or compensation committees of the Board of Directors, or committees performing similar functions. There is no family relationship between any Director or nominee for Director of the Company and any other Director, nominee or executive officer of the Company. There is no arrangement or understanding between any such Director and any other person pursuant to which such Director was selected as a Director or nominee for Director of the Company. Directors receive no compensation for serving as Directors. Officers of the Company serve continuously at the pleasure of the Board of Directors.

     On March 4, 1998 the Board of Directors established an audit committee to be formed of the following Directors: Peter G. Dornau, Laz L. Schneider, James Kolisch and Edward Anchel. The function of such committee will be to receive the auditor's report and to instruct the Board on their recommendation.

The Board of Directors recommends a vote FOR the nominees.


                 SECURITY OWNERSHIP OF DIRECTORS AND MANAGEMENT

     The following table sets forth, as of January 1, 1999, information concerning the number of shares of Common Stock beneficially owned by each Director and nominee individually and by all executive officers and Directors of the Company as a group. Peter G. Dornau owns approximately 55.2% of the outstanding Common Stock of the Company. All executive officers and directors as a group own approximately 57.0% of such Common Stock. The totals shown below for each person and for the group includes shares held personally, shares held by family members, and shares acquirable within sixty (60) days of January 1, 1999 by the exercise of stock options granted under the Company's option plans.


                 Account and Nature of Beneficial Ownership (1)

Name of                      Direct (2)                  Exercisable     Deferred
Beneficial                   Ownership                   Options         Share Units
Owner                        # Shares            %         (3)(4)
-----------                  -----------      -------    ------------    ----------
Peter G. Dornau              2,070,509         55.17%     165,000         15,000

Jeffrey Tieger                  69,457          1.85%      15,000         15,000

All Executive Officers
and Directors as
a Group                      2,139,966         57.02%     180,000         30,000

(1) Each person has sole voting and investment power with respect to all shares shown except as indicated below.

(2) Does not include options to Mr. Dornau for giving loan guarantees. On April 13, 1994 the Company granted Mr. Dornau a five year option for 150,000 shares at a price of $2.25 in consideration of his personally guaranteeing the Company's $1,500,000 loan from its commercial bank or options granted pursuant to the Company's 1991, 1992 or 1994 Stock Option Plans.

(3) Represents shares subject to stock options that are exercisable currently or within sixty (60) days of January 1, 1999.

(4) On March 25, 1999, the Company granted each of Mr. Dornau and Mr. Tieger a five year option to purchase 100,000 sharesof the Common Stock of the Company at a price of $.875 representing 100% of the price of the Common Stock at the time of grant. These options were granted in partial consideration for a loan of $400,000 to the Company by PEJE, Inc., a corporation wholly owned by Messrs. Dornau and Tieger. These options are not included in the above tabulation.


                             EXECUTIVE COMPENSATION

Introduction

     The following table sets forth the amount of compensation of the Chief Executive Officer of the Company for each of the years 1998, 1997 and 1996. There are no other officers earning $100,000 or more annually.


                           SUMMARY COMPENSATION TABLE

                                      Annual Compensation                      Long Term Compensation
Name and                         -----------------------------              ----------------------------
Principal Position               Year       Salary       Bonus              Options           Underlying
------------------               ----       ------       -----              -------           ----------
                                                                            SARs(1)            Security
                                                                            -------            --------
Peter G. Dornau, CEO             1998       $109,047       $   --             --                --
                                 1997       $110,152       $ 21,000           --                --
                                 1996       $ 94,256       $ 17,000         15,000       Common Stock 1996

(1) The Company maintains plans under which stock options may be awarded. However, the Company does not maintain a "long-term incentive plan," as that term is used in the applicable SEC rules, under which payments are measured by performance of the Company over longer than a one-year period. Common stock is usually valued at fair market value on grant day.

Stock Option Plans

     The Company had in effect the 1991, 1992 and 1994 Stock Option Plans (the "1991 Plan", "1992 Plan" and "1994 Plan") that permit the granting of stock options to purchase shares of Common Stock of the Company. All employees of the Company and its subsidiaries are eligible to be selected to participate in all Plans. The Plans are administered by the Board of Directors, which selects employees to be participants and determines the type and number of awards to be granted.

     The number of shares available for grant under each of the 1991 and 1992 Plans is 200,000 shares of Common Stock of the Company. The option price for stock options granted under both Plans is not less than the fair market value of Common Stock on the date of grant and the term of each option is fixed by the Committee. Options become exercisable as determined by the Board of Directors.

     In 1994, the Shareholders approved the "1994 Non-Qualified Stock Option Plan." The plan permits the granting of stock options to purchase shares of Common Stock of the Company at prices determined by the Board of Directors. Pursuant to such Plan, 400,000 shares have been made available.

Options/SAR Grants in Last Fiscal Year

There were no options/SAR granted in 1998.


                                        Aggregated Option/SAR Exercises in Last Fiscal Year
                                                     FY-END Options/SAR Values

                                                               (1)                                (1)             (2)
                                                       Number of Unexercised                 Value of Unexercised
                     Shares                            Options/SARs at Fiscal                In-the-Money Options/
                     Acquired          Value           Year End                              SARs at December 31, 1998
 Name                On Exercise       Realized        Exercisable     Unexercisable         Exercisable        Unexercisable
---------------      ------------       --------       -----------------------------         --------------------------------

Peter G. Dornau       --                   --             165,000              15,000             --             --
Jeffrey Tieger        --                   --              15,000              15,000             --             --


(1)  No SARs were outstanding at December 31, 1998.

(2) The value of unexercised in-the-money options/SARs at December 31, 1998 was calculated by determining the difference between the fair market value of the underlying Common Stock at December 31, 1998 ($1.25 per Common Share) and the exercise price of the option. An option is "in-the-money" when the fair market value of the underlying Common Stock exceeds the exercise price of the option. No options were in the money.


Report of the Compensation Committee

     The Board of Directors (the "Committee") is responsible for setting the policies and approving the practices of the Company in its compensation to executive officers, including those named in the compensation tables in this Proxy Statement. The Company has no separate compensation committee.

     In carrying out its responsibility in 1998, the Committee considered the following:

     1.   The Company's financial performance;

     2. The Company's policies and practices for compensation of employees generally;

     3. The historical philosophy of the Company to reward according to merit, commitment to, and performance of, the Company.

     The compensation structure for all employees of the Company, including the executive officer named in the compensation tables in this Proxy Statement, consists of base salary, paid weekly. Base salary of an employee is designed to be competitive with base salaries in the Company's geographical areas of operation.

     Executive officers and other key employees may receive additional cash bonuses under the variable award plan. These bonuses are paid from a bonus pool determined by the Board of Directors based upon the performance of the Company. Individual bonuses are determined by an executive's level of responsibility within the Company and an executive's performance in any year.

     Executive officers and other key employees may also receive compensation in the form of stock options. The number of stock options granted to an executive is determined by the Board of Directors and depends principally upon an individual's level of responsibility within the Company and performance by the individual. Since stock options are granted at the average market price on the date of grant and have value only if the market price on the underlying Common Stock increases, and since the exercisability of options vests over a five (5) year period after the grant date, the Board of Directors believes stock options provide an appropriate long-term incentive for those receiving grants, as well as stability in the work force. In addition, the Company encourages stock ownership and retention of Common Stock by employees. Mr. Dornau, Mr. Tieger, and Mr. Anchel are members of the Board of Directors.

Performance Comparisons

     The following chart compares the cumulative total shareholder return of the Company for the five years ended December 31, 1998 to the cumulative total shareholder return of (a) the NASDAQ market US stocks, and (b) the Industry Index, which is the NASDAQ Non-Financial Stocks index.

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                                 ANNUAL RETURN

                         1994      1995        1996         1997        1998
                         ----      ----        ----         ----        ----
OCEAN BIO-CHEM           0.00%     -4.76%     -20.00%      -31.25%     -47.70%
NASDAQ US               -2.25%     41.42%      23.01%       22.33%      40.57%
NASDAQ NON FINANCIAL    -3.85%     39.36%      21.50%       17.35%      46.47%

     The Company believes that no single peer index or peer company is totally comparable to the Company's business. The peer indices used to compare total shareholder return include companies which supply to diverse markets. Some of the Company's direct competitors are divisions that represent small portions of companies and are not included in the peer comparisons since information is not available to the Company to show those divisions separately from the parent.


                  EMPLOYEE AND EXECUTIVE OFFICER BENEFIT PLANS

     The Company maintains the stock option and bonus plans described above in this Proxy Statement and the group health, hospitalization and life insurance plans generally available to all employees. The Company does not maintain a pension plan, profit-sharing plan, 401(k) savings plan, executive death benefit plan, executive salary continuation plan, or severance payment plan.


                              CERTAIN TRANSACTIONS

     On May 1, 1998, the company entered a ten year lease for approximately 12,700 square feet of office and warehouse facilities in Fort Lauderdale, Florida from an entity owned by certain officers of the Company. The lease requires a minimum rental of $94,800for the initial year with provisions for annual increases of 2%. In addition, the Company is charged for real estate taxes, operating expenses and common area maintenance charges.

     The Registrant has rights to the Star brite name and products only for the United States and Canada as a condition to its original public offering. The President of the Registrant is the beneficial owner of the three companies which market Star brite products outside the United States and Canada. The Registrant has advanced funds to assist in such foreign marketing in order to establish an international trademark. As of December 31, 1998 and 1997 amounts owed to the Registrant by the three companies were approximately $735,000 and $691,000, respectively. These amounts have been advanced by the Registrant on open account with requirements of repayment between five and seven years. Advances bear interest at the rate of interest charged to the Registrant on its bank line of credit.

     The Registrant has a business relationship with an entity owned by the President whereby research and development of current and new products are performed by this entity. Pursuant to such relationship the Registrant paid $30,000 annually to such affiliate during 1998 and 1997.

     The Company has granted stock options to Peter Dornau in consideration for guarantees of bank loans. (See Security Ownership).

     At December 31, 1998, the Registrant had $161,100 receivable from Mr. Dornau attributable to his exercising of stock options. The Registrant expects to collect such receivable, plus interest, over the coming five (5) years.

     On March 25, 1999, the Company borrowed $400,000 from PEJE, Inc., a corporation owned by Messrs. Dornau and Tieger. The terms of the loan provide for an interest rate of nine percent (9%) per annum repayable in sixty (60) payments of $3,356.79 and a balloon payment representing the unpaid balance of principal and interest at the 60th month. The interest rate is subject to adjustment on April 1, 2002 to the prime rate published by Suntrust Banks of Florida, Inc. plus 1% and the loan is secured by the assets of Star brite Distributing, Inc. subordinate to the prior pledge of such assets to Huntington National Banks. The Company believes that the terms of this loan are as or more favorable than those which could be obtained by the Company from other parties. The Company also has granted to each of Mr. Dornau and Mr. Tieger, as partial consideration for the PEJE, Inc. loan, an option to purchase 100,000 shares of Common Stock of the Company for a term of five (5) years at a purchase price of $.875, representing the fair market value of the stock on the date of grant.

     The Board of Directors recommends a vote FOR election of the nominees to the Board of Directors

                                     ITEM 2

                                    AUDITORS

     The Board of Directors has selected, subject to shareholder ratification, Infante, Lago & Company, Certified Public Accounts, as the independent auditors of the Company for the year ending December 31, 1999.

     Accounting services provided by Infante, Lago & Company, Certified Public Accountants, included the annual examination of the Company's financial statements and assistance and consultation regarding the Company's filings with the Securities and Exchange Commission.

     The Board of Directors anticipates that a representative of Infante, Lago & Company, Certified Public Accountants, will be present at the Annual Meeting of Shareholders. He will have the opportunity to make a statement if he so desires, although this is not anticipated, and he will be available to respond to questions.

     The Board of Directors recommends a vote FOR this proposal.

                      SHARES OUTSTANDING AND VOTING RIGHTS

     Directors and Officers holding Shares of the Common Stock control in the aggregate 57.02% of the outstanding Shares, and all intend to vote such Shares in person or by proxy in favor of all proposals of the Board of Directors to be voted upon. A majority of the Shares voting in favor of a proposal is sufficient to adopt it.

     The cost of preparing, assembling, and mailing the proxy and related materials will be borne by the Company. Proxies may also be solicited by person, by interview and telephone, and brokers and dealers in securities and others may be requested to forward proxy soliciting material to the beneficial owners of Shares held of record by such persons. Similarly, proxies may be solicited by Directors and Officers at a nominal cost to the Company.

     The proxies named in the enclosed form of proxy and their substitutes will vote the Shares represented by the enclosed form of proxy, if the proxy appears to be valid on its face.

                              SHAREHOLDER PROPOSALS

     It is anticipated that the next Annual Meeting of Shareholders will be held on or about 9:00 a.m., May 19, 2000. Shareholder proposals intended to be presented at the May 19, 2000 Annual Meeting pursuant to the provisions of Rule 14a-8 of the Securities and Exchange Commission, promulgated under the Securities Exchange Act of 1934, as amended, must be received at the Company's offices at 4041 S. W. 47 Avenue, Fort Lauderdale, Florida 33314, by January 1, 2000 for inclusion in the Company' s Proxy Statement and Form of Proxy relating to that meeting.

               Compliance with Section 16(a) of the Exchange Act.

     Section 16(a) of the Securities Act of 1934 requires the Company's officers and directors and persons who own more than 10% of the registered class of the Company's equity securities to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than 10% shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely upon review of Forms 3 and 4 and Amendments thereto furnished to the Company under Rule 16A-3(e) during its most recent fiscal year and Form 5 and Amendments thereto furnished to the Company with respect to its most recent fiscal year and any written representation referred to in Paragraph (b) (2) (I) of this item, all filings were made.


                                 OTHER BUSINESS

     As of the date of this Proxy Statement, management of the Company is not aware of any other matter to be presented at the Meeting other than as set forth herein. However, if any other matters are properly brought before the Meeting, the Shares represented by valid proxies will be voted with respect to such matters in accordance with the best judgment of the persons voting them. A majority vote of the Shares outstanding is necessary to approve any such matter.

JEFFREY TIEGER, SECRETARY

 /s/ Jeffrey Tieger

Fort Lauderdale, Florida
April 30, 1999

                              OCEAN BIO-CHEM, INC.
                              4041 S. W. 47 Avenue
                         Fort Lauderdale, Florida 33314


            Proxy for Annual Meeting of Shareholders on June 11, 1999


                      THIS PROXY IS SOLICITED ON BEHALF OF
                             THE BOARD OF DIRECTORS

     The undersigned  Shareholder of Ocean Bio-Chem,  Inc. hereby appoints Peter
G. Dornau and Jeffrey Tieger, and each of them as proxies of the undersigned, with full power of substitution and revocation, to represent the undersigned and to vote and otherwise represent all of the shares of the Common Stock of Ocean Bio-Chem, Inc. which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company to be held on June 11, 1999 at 9:00 a.m., local time, and at any adjournments thereof, with the same effect as if the undersigned were present and voting the shares, on the following matters and in the following manner.

     1. The election of the following persons as directors of the Company to serve until the next annual meeting of shareholders or until their successors shall be elected and shall qualify:

Name:

     Peter G. Dornau    For   / /          Withhold Authority         / /
     Jeffrey Tieger     For   / /          Withhold Authority         / /
     Edward Anchel      For   / /          Withhold Authority         / /
     Laz Schneider      For   / /          Withhold Authority         / /
     James Kolisch      For   / /          Withhold Authority         / /

The Board of Directors recommends a vote "FOR" Item 2 below.

     2. The approval, adoption and ratification of the selection by the Board of Directors of Infante, Lago & Company, P.A., Certified Public Accountants, as Auditors for the Company for the year ending December 31, 1999.

      For     / /           Against     / /            Abstain     / /

     3. To vote or otherwise represent the shares on any other business or on other matters which should properly come before the meeting or any adjournments thereof according to their decision or according to the decision of the majority of them.

     THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE. IF NO SPECIFICATION IS MADE AND THE PROXY IS RETURNED SIGNED, THE SHARES REPRESENTED BY THIS PROXY SHALL BE VOTED "FOR" ITEMS (1), (2) AND (3) ABOVE.

     Unless  specifically   indicated,   the  execution  of  this  proxy  is  an
acknowledgment of the receipt of the Notice of Annual Meeting of Shareholders, Annual Report and Proxy Statement.

     Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as Attorney, as Executor, Administrator, Trustee or Guardian, please give full title as such. If a company, please sign in full corporate name by President or other authorized officer. If partnership, please sign in partnership name by authorized person. PLEASE SIGN, DATE AND RETURN PROMPTLY USING THE ENCLOSED ENVELOPE.


Dated ________________1999                   __________________________________

                                             __________________________________